Ivy VIP Pathfinder Moderately Conservative — Managed Volatility
Summary Prospectus | April 30, 2021
CLASS II SHARES

Before you invest, you may want to review the Portfolio's prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's prospectus and other information about the Portfolio (including the Portfolio's Statement of Additional Information (SAI)) online at www.ivyinvestments.com/vip-prospectus. You also can get this information at no cost by calling (888) 923-3355 or by sending an e-mail request to
prospectus.request@waddell.com. This information also is available from your investment provider. The Portfolio's prospectus and SAI dated April 30,
2021 (as each may be amended or supplemented) are incorporated herein by reference. This summary prospectus is intended for use in connection with certain life insurance policies and variable annuity contracts offered by certain select insurance companies (Participating Insurance Companies) and is not intended for use by other investors.
Objective
To seek to provide total return consistent with a moderately conservative level of risk as compared to the other Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.
Shareholder Fees
(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class II
Management Fees	0.20%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.10%
Acquired Fund Fees and Expenses[1]	0.85%
Total Annual Portfolio Operating Expenses[2]	1.15%
[1]	Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying Funds in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each Underlying Fund for the Fund’s most recent fiscal year.
[2]	The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.
The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your direct and indirect costs, combined, would be:
	1 Year	3 Years	5 Years	10 Years
Class II	$117	$365	$633	$1,398

Portfolio Turnover
The Portfolio does not incur transaction costs, such as commissions, when it buys and sells shares of underlying funds (Underlying Funds) that are Portfolios of the Trust (or “turns over” its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly (including, but not limited to, derivatives securities described below). If the Portfolio were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs. Such costs, if incurred, would not be reflected in annual portfolio operating expenses or in the example and would affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategies
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility seeks to achieve its objective by investing primarily in various Underlying Funds and by utilizing a volatility management strategy that is intended to manage volatility of the Portfolio’s equity returns. Ivy Investment Management Company (IICO), the Portfolio’s investment manager, manages the Portfolio’s investments in the Underlying Funds and other assets that are not part of the volatility management strategy. An investment subadviser, Securian Asset Management, Inc. (Securian AM), manages the volatility management strategy of the Portfolio.
Under normal circumstances, IICO allocates approximately 90-95% (although such amounts may be higher than 95%, depending upon market conditions) of the Portfolio’s assets among the asset classes below so that approximately 30-45% of the value of this portion of the Portfolio’s assets is in the U.S. stocks class, approximately 5-20% of this portion of the Portfolio’s assets is in the international/global stocks class, approximately 0-50% of this portion of the Portfolio’s assets is in the bonds class, and approximately 15-55% of this portion of the Portfolio’s assets is in the short-term investments class. Ivy VIP Pathfinder Moderately Conservative — Managed Volatility implements this allocation by investing primarily in the Underlying Funds shown below. The Portfolio typically will invest in Class I shares of an Underlying Fund to the extent offered by the Underlying Fund; otherwise the Portfolio will invest in Class II shares of an Underlying Fund.
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility allocates its remaining assets to a volatility management strategy that is intended to manage the volatility of the Portfolio’s equity returns in an attempt to stabilize the equity returns of the Portfolio. Securian AM does not intend to attempt to manage the volatility of the Portfolio’s fixed-income returns. Securian AM executes this volatility management strategy by increasing or reducing, through the use of exchange-traded futures contracts on certain equity indexes, the Portfolio’s exposure to equity assets. For example, when the recent historical volatility of the equity portion of the Portfolio is relatively high, Securian AM will seek to reduce the Portfolio’s exposure to equity assets by either selling exchange-traded futures contracts (taking short positions in such contracts) or reducing its long positions in exchange-traded futures contracts. When the recent historical volatility of the equity portion of the Portfolio is relatively low, Securian AM will seek to increase the Portfolio’s exposure to equity assets by either purchasing exchange-traded futures contracts (taking long positions in such contracts) or reducing its short positions in exchange-traded futures contracts. Volatility is a statistical measurement of the magnitude of fluctuations in the value of a financial instrument or index over time. Volatility may result in rapid and dramatic price swings.
The amount of Portfolio assets allocated to the volatility management strategy typically will, under normal circumstances, range between 5-10% (although such amounts may be lower than 5%, depending upon market conditions) of the market value of the Portfolio’s assets, which will consist primarily of assets maintained as margin for those futures contracts and also may include cash held for use in the strategy. Shorter-term allocations may vary from this 5-10% range. In order to maintain its derivatives positions in the volatility management strategy, IICO may, from time to time, sell certain Portfolio assets, which may include redemption of shares of Underlying Funds.
The use of exchange-traded futures contracts may have the effect of introducing leverage into the Portfolio, since the amount required to enter into such contracts is small in relation to the investment exposure of such contracts. Although the amount of the Portfolio’s assets allocated to the volatility management strategy typically will range between 5-10%, the volatility management strategy may seek to increase or decrease the Portfolio’s exposure to equity assets by a substantial amount when the recent historical volatility in the equity portion of the Portfolio is relatively high or low and create investment exposure greater than the amount of assets used to implement the strategy. However, the Portfolio’s overall exposure to equity assets as a result of investing in exchange-traded futures contracts within the volatility management strategy typically will not exceed the maximum equity allocation shown below or decrease the Portfolio’s overall exposure to equity assets below 10% of the Portfolio’s assets.

Investment Process for Investments in Underlying Funds
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility’s currently anticipated allocation ranges for each asset class, as well as the Portfolio’s target allocation of investments among some or all of the Underlying Funds, are summarized in the table below. Shorter-term allocations may vary from the target allocation.
Asset Class	Target Allocations
U.S. Stocks		30-45%
Ivy VIP Core Equity	0-15%
Ivy VIP Growth	0-15%
Ivy VIP Mid Cap Growth	0-10%
Ivy VIP Small Cap Core	0-10%
Ivy VIP Small Cap Growth	0-10%
Ivy VIP Value	0-15%
International/Global Stocks		5-20%
Ivy VIP Global Equity Income	0-20%
Ivy VIP Global Growth	0-20%
Ivy VIP International Core Equity	0-20%
Bonds		0-50%
Ivy VIP Corporate Bond	0-50%
Ivy VIP Global Bond	0-20%
Ivy VIP High Income	0-5%
Short-Term Investments		15-55%
Ivy VIP Government Money Market	0-55%
Ivy VIP Limited-Term Bond	0-55%
Total Allocation		100%
These allocations in the Underlying Funds are projections only and may be changed by IICO from time to time. Actual allocations in the Underlying Funds are not limited to the ranges shown and ranges may vary from those shown above. IICO monitors Ivy VIP Pathfinder Moderately Conservative — Managed Volatility’s holdings and cash flow and will periodically adjust the Portfolio’s asset allocation in the Underlying Funds to realign it with the Portfolio’s risk profile and investment strategies. IICO evaluates Ivy VIP Pathfinder Moderately Conservative — Managed Volatility’s asset allocation in the Underlying Funds on an ongoing basis in view of its risk profile and strategies. This means that allocation changes in the Underlying Funds will be made as needed in the view of IICO. IICO applies a long-term investment horizon with respect to Ivy VIP Pathfinder Moderately Conservative — Managed Volatility; therefore, allocation changes in the Underlying Funds may not be made in response to short-term market conditions. The Portfolio does not intend to actively trade among the Underlying Funds, nor does it intend to attempt to capture short-term market opportunities.
By owning shares of the Underlying Funds, the Portfolio indirectly holds a diversified mixture of stocks of U.S. and, to a lesser extent, international/global stocks that typically are large-capitalization; the Portfolio also indirectly holds a mixture of investment-grade corporate bonds, U.S. government securities and, to a lesser extent, a mixture of non-investment-grade corporate bonds and money market instruments.
Ivy VIP Pathfinder Moderately Conservative — Managed Volatility is intended for investors who have a lower tolerance for risk but seek to manage volatility of their investment and whose primary goal is income, who have a shorter time horizon or who are willing to accept some amount of market volatility in exchange for greater potential income and growth.

Principal Investment Risks
As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:
■	Asset Allocation Risk. The Portfolio’s performance depends on the allocation of its assets (i) between the U.S. Stocks, International/Global Stocks, Bonds and Short-Term Investment asset classes and (ii) among the Underlying Funds. There is a risk that the allocation of assets may skew toward an Underlying Fund that performs poorly relative to other funds, or to the market as a whole, which could result in the Portfolio performing poorly.
■	Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s NAV. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Portfolio could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Portfolio may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of the Investment Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Portfolio will use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that the Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Portfolio uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Portfolio’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Portfolio’s opportunities to pursue its investment strategies.
■	Fund of Funds Risk. The ability of the Portfolio to meet its investment objective is directly related to its target allocations among the Underlying Funds and the ability of those funds to meet their investment objectives. The Portfolio’s share price will likely change daily based on the performance of the Underlying Funds in which it invests. In general, the Portfolio is subject to the same risks as those of the Underlying Funds it holds. Because the Portfolio is weighted towards Underlying Funds that invest in stocks, both U.S. and foreign, including mid- and small-capitalization stocks, as well as bonds and short-term instruments, the Portfolio is more subject to the risks associated with those investments.
■	Equity Funds Risk. The Portfolio invests in equity funds, for which a principal risk is market risk, the chance that stock prices overall will decline over short or even long periods of time. This includes the risk that returns from the stock market segments in which the Portfolio is most heavily indirectly invested may underperform other asset classes, other market segments or the overall stock market. The values of certain types of stocks, such as stocks of small-capitalization companies and foreign companies, may fluctuate more widely than others. The prices of small-capitalization company stocks may be based, in part, on future expectations rather than current achievements.
■	Bond Funds Risk. A portion of the Portfolio’s assets may be invested in funds that have exposure to bonds and other fixed-income securities. The principal risks that may be encountered by such investments are: bond prices overall may decline when interest rates rise (interest rate risk); a bond issuer may fail to pay interest and principal in a timely manner (credit risk); a Portfolio may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security (income risk); a rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities and may magnify the effect of the rate increase on the price of such securities (extension risk); and a fixed-income security issuer may repay a higher yielding bond before its maturity date during periods of falling interest rates (reinvestment risk). Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Portfolio’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.
■	Foreign Securities Risk. A portion of the Portfolio’s assets may be invested in funds with significant exposure to foreign securities, including exposure to emerging markets. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that an Underlying Fund holds material positions in such suspended securities, its ability to liquidate its positions or provide liquidity to investors may be compromised and the Portfolio could incur significant losses.
Sovereign debt instruments also are subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, an Underlying Fund may have limited recourse against the issuing government or agency. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets. Furthermore, because foreign securities may be denominated in foreign currencies, the value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.
■	Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in the duplication of certain fees.
■	Leveraging Risk. The risk that certain transactions of the Portfolio, such as transactions in derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged and can result in losses to the Portfolio that exceed the amount originally invested. Because of leverage, the Portfolio’s investment exposure may exceed the Portfolio’s net assets.
■	Managed Volatility Strategy Risk. Securian AM may be unsuccessful in managing volatility, and there is a risk that the Portfolio may experience a high level of volatility in its returns. The Portfolio’s holdings are subject to price volatility, and the Portfolio may not be any less volatile than the market as a whole and could be more volatile. In addition, there can be no guarantee that the Portfolio will achieve its goal of managing the volatility of its equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the Portfolio will deliver competitive returns. Additionally, even if successful, the Portfolio’s management of volatility also may generally result in the Portfolio’s NAV increasing to a lesser degree than the markets (e.g., in a rising market with relatively high volatility) or decreasing to a greater degree than the market (e.g., in a declining market with relatively low volatility). The Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in Underlying Funds. Additionally, the derivatives used by Securian AM to hedge the value of the Portfolio are not identical to the Underlying Funds, and as a result, the Portfolio’s investment in derivatives may decline in value at the same time as the Portfolio’s investment in Underlying Funds. Securian AM does not intend to attempt to manage the volatility of the Portfolio’s fixed-income returns. It is possible that the fixed-income portion of the Portfolio, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the Portfolio.
■	Management Risk. Portfolio performance is primarily dependent on the Investment Manager's skill in evaluating and managing the Portfolio’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Portfolio may not perform as well as other similar mutual funds. Furthermore, IICO may alter the asset allocation of the Portfolio at its discretion. A material change in the asset allocation could affect both the level of risk and the potential for gain or loss.
■	Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Portfolio’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Portfolio will rise in value. At times, a relatively high percentage of the Portfolio's assets may have indirect exposure to stocks of a particular market sector, which would subject the Portfolio to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Other Risks Applicable to a Fund of Funds Structure. There are other risks associated with a Fund of Funds structure. IICO has the authority to select and replace Underlying Funds. IICO is subject to a potential conflict of interest in doing so because IICO serves as the investment manager to the Underlying Funds and the advisory fees paid by some of the Underlying Funds are higher than fees paid by other Underlying Funds. It is important to note, however, that IICO has a fiduciary duty to the Portfolio and must act in the Portfolio’s best interests.
Additional information about the risks of the Underlying Funds is provided in the Portfolio’s prospectus in their respective sections and in the section entitled Additional Information about Principal Investment Strategies, Other Investments and Risks.
Performance
The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for Class II shares of the Portfolio. The table shows the average annual total returns for Class II shares of the Portfolio and also compares the Portfolio’s returns with those of various broad-based securities market indexes. The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call (888) 923-3355 for the Portfolio’s updated performance.
Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 7.72% (the second quarter of 2020) and the lowest quarterly return was -8.68% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	5 Years	Life of Class
Class II (began on 8-1-2013)	9.61%	6.72%	5.70%
Indexes
Current Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	13.40%	9.77%	8.27%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	20.89%	15.43%	13.39%
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	9.35%	6.44%	5.43%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	7.82%	7.45%	5.61%
Bloomberg Barclays 1-3 Year Gov/Credit Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 8-1-2013)	3.33%	2.21%	1.73%
[1]	The Current Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg Barclays U.S. Credit Index + 15% MSCI EAFE Index + 15% Bloomberg Barclays 1-3 Year Gov/Credit Index.

Investment Adviser
The Portfolio is managed by Ivy Investment Management Company (IICO) and subadvised by Securian Asset Management, Inc. (Securian AM).
Portfolio Managers
F. Chace Brundige, Senior Vice President of IICO, has managed the Portfolio since June 2016; Aaron Young, Vice President of IICO, has managed the Portfolio since October 2016; and W. Jeffery Surles, Senior Vice President of IICO, has managed the Portfolio since February 2018.
Merlin Erickson, Vice President and Portfolio Manager of Securian AM, and Jeremy Gogos, Portfolio Manager of Securian AM, have managed the volatility management strategy of the Portfolio since December 2017, and Craig M. Stapleton, Vice President and Portfolio Manager of Securian AM, has managed the volatility management strategy of the Portfolio since its inception in July 2013.
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies (PICs) to fund benefits payable under the Policies.
The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after your order is received in good order on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.
Tax Information
Because the Portfolio’s only shareholders are separate accounts of PICs, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.
Payments to Broker-Dealers and other Financial Intermediaries
The Portfolio and its related companies may make payments to a PIC (or its affiliates), a broker-dealer, or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the PIC, a broker-dealer, or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a PIC to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

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